Exhibit 10.73
FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated June 26, 2007, is entered into among COMMERCE ENERGY, INC., a California corporation (“Borrower”), COMMERCE ENERGY GROUP, INC., a Delaware corporation (“Parent”) and WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), a California corporation, as Agent and Lender (“Agent”).
RECITALS
     A. Borrower, Parent and Agent have previously entered into that certain Loan and Security Agreement dated June 8, 2006 (the “Loan Agreement”) as amended by the First Amendment to Loan and Security Agreement and Waiver dated September 20, 2006 (the “First Amendment”), the Second Amendment to Loan and Security Agreement and Waiver dated October 26, 2006 (the “Second Amendment”) and the Third Amendment to Loan and Security Agreement and Waiver dated March 15, 2007 (the “Third Amendment”), pursuant to which Agent and the other Lender party thereto, have made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
     B. Borrower has requested that Agent amend the Loan Agreement on the terms and conditions set forth herein.
     C. Borrower and Parent are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s and the other Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Amendment to Loan Agreement. Section 9.19 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
“9.19. Capital Expenditures. Borrower and Guarantors shall not make Capital Expenditures (excluding acquisitions permitted under Section 9.10(i) hereof) in excess of $6,000,000 in the aggregate during the fiscal year ending July 31, 2007 and $5,000,000 in the aggregate during each subsequent fiscal year.”
     2. Effectiveness of this Amendment. The effectiveness of this Amendment, and the waivers provided herein, are conditioned upon the occurrence of each of the following:
          (a) Amendment. Agent shall have received this Amendment, fully executed in a sufficient number of counterparts for distribution to all parties.

          (b) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement shall be true and correct.
          (c) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.
     3. Representations and Warranties. Each of Borrower and Parent represents and warrants as follows:
          (a) Authority. Such party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by such party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.
          (b) Enforceability. This Amendment has been duly executed and delivered such party. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, and is in full force and effect.
          (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof
          (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of such party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any material contractual restrictions binding on such party.
          (e) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.
     4. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of California.
     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.
     6. Reference to and Effect on the Financing Agreements.
          (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof’ or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.
          (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower or Parent (as applicable) to Agent and the other Lender.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or the other Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.
          (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
     7. Estoppel. To induce Agent to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Agent or the other Lender with respect to the Obligations.
     8. Integration. This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     9. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     10. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent to waive any of its rights and remedies under the Financing Agreements, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

COMMERCE ENERGY, INC., a California
corporation

By:	/s/ Lawrence Clayton, Jr.

Name:	Lawrence Clayton, Jr.

Title:	CFO

COMMERCE ENERGY GROUP, INC.,
a Delaware corporation

By:	/s/ Lawrence Clayton

Name:	Lawrence Clayton, Jr.

Title:	CFO

WACHOVIA CAPITAL FINANCE
CORPORATION (WESTERN),
a California corporation, as Agent and Lender

By:	/s/ Carlos Valleo

Name:	Carlos Valleo

Title:	Director